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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      April 7, 2000
                                                 -------------------------------


                               THE VIALINK COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



000-21729                                                             73-1247666
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(Commission File Number)                                           (IRS Employer
                                                             Identification No.)



13800 Benson Road, Suite 100, Edmond, Oklahoma                             73013
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (405) 936-2500
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.       OTHER EVENTS.

         On April 7, we announced that our common stock will begin trading on the Nasdaq National Market under the symbol "VLNK" effective April 17, 2000. A copy of the Press Release dated April 7, 2000 relating to this announcement is attached as Exhibit 99.1 and hereby incorporated by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                               99.1 Press Release dated April 7, 2000 relating to announcement of approval for listing of common stock on the Nasdaq National Market under symbol "VLNK" effective April 17, 2000.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                THE VIALINK COMPANY



Dated:  April 10, 2000                          By: /s/ J. ANDREW KERNER
                                                   -----------------------------
                                                   J. Andrew Kerner
                                                   Chief Financial Officer



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                                 EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
------            ----------------------
99.1              Press Release dated April 7, 2000 relating to announcement of approval for listing of common stock on the Nasdaq National
                  Market under symbol "VLNK" effective April 17, 2000.